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                                                                  EXHIBIT 10.49

                                                        BLACKED-OUT TEXT OMITTED
                                                           AND SEPARATELY FILED
                                                        WITH THE SECURITIES AND
                                                           EXCHANGE COMMISSION

                                 Amendment Four

           To that certain Purchase Agreement dated October 22, 1992 between Federal Express Corporation and Postal Air, Inc.

This Amendment to the Purchase Agreement ("Amendment #4") is entered into by and between Federal Express Corporation ("Federal") and Kitty Hawk Air Cargo, Inc., as successor-in-interest to Postal Air, Inc., and Aircraft Leasing, Inc., an affiliate of Kitty Hawk Air Cargo, Inc. ("Buyer") and amends the Purchase Agreement dated October 22, 1992 (and as amended by Amendments One, Two and Three dated November 17, 1992, February 1993 and June 11, 1993 respectively, the "Purchase Agreement") by and between Federal and Buyer. Terms capitalized herein which are not otherwise defined in this Amendment shall have the meanings set forth for such terms as provided in the Purchase Agreement unless the context clearly requires otherwise.

                                    RECITALS

1. Federal and Buyer entered into the Purchase Agreement, which originally specified delivery of ten (10) Aircraft Kits from Federal to Buyer;

2. Federal and Buyer amended the Purchase Agreement in Amendment #3 to reflect their agreement with respect to Buyer's inability to perform under the Purchase Agreement;

3. Amendment #3 specified the payment by Buyer to Federal of a Termination Fee in the amount of $300,000, with such Termination Fee being applicable to the Purchase Price of one (1) Lightweight Kit if ordered prior to May 31, 1994 for delivery not later than December 31, 1994;

4. Buyer paid to Federal the Termination Fee outlined in Paragraph 3, above;

5. Buyer has notified Federal of is intent to purchase one (1) Lightweight Aircraft Kit with a mutually agreed upon delivery date of June 16, 1994;

NOW, THEREFORE, in consideration of the foregoing, and subject to the terms and conditions set forth herein, the parties hereto agree as follows:

1. Postal Air, Inc. has changed its legal operating name to Kitty Hawk Air Cargo, Inc. All references to "Buyer" in the Purchase Agreement shall mean Kitty Hawk Air Cargo, Inc. and Aircraft Leasing, Inc. Each of Kitty Hawk Air Cargo, Inc. and Aircraft Leasing, Inc. shall be jointly and severably liable for all of Buyer's obligations and liabilities which may accrue hereunder. By its execution hereof, Aircraft Leasing, Inc.


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        agrees to adhere to and be bound by the terms and conditions of the
        Purchase Agreement and to assume all obligations and liabilities thereunder.

2. The notice address for Buyer in Section 12.2 and Exhibit E shall be replaced with the following:

        Kitty Hawk Air Cargo, Inc.
        Attn.: Mr. Jim Reeves
        1515 20th Street
        DFW Airport, TX 75261
        FAX: 214-456-2296

3. Exhibit C of the Purchase Agreement shall be replaced in its entirety with the following:

        A.      Delivery Schedule:

                               AIRCRAFT MODEL/          SCHEDULE
                KIT NO.        ENGINE/SERIAL NO.        DELIVERY DATE
                -------        -----------------        -------------
                   1           B727-200/JT8D-9A/        June 16, 1994
                               20186

                The Aircraft Flight Manual Supplement provided by Federal for the above aircraft shall allow Stage 3 operation with each of the following engine and CSD oil cooler configurations:

                                        CSD OIL COOLER
                ENGINE TYPE             CONFIGURATION           MTOGW (lbs.)
                -----------             --------------          ------------
                JT8D-7B                 Chin                    177,600
                JT8D-9, -9A             Fan                     169,500
                JT8D-9, -9A             Chin                    175,000*

                * This weight is offered pending final FAA certification of this configuration. In the event this weight is not approved by FAA, Federal will provide the highest MTOGW which can be certified under the Lightweight Kit configuration.

        B. Notice regarding Aircraft Flight Manual Data: Upon execution of this Amendment, Buyer shall provide Federal with the FAA-approved flight manual pages referencing the Aircraft serial number and maximum takeoff and landing weights on which each Kit shall be installed. Buyer acknowledges its understanding that the normal FAA processing time for the Stage 3 aircraft flight manual supplement is 30-60 days and that Federal


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                                                    BLACKED-OUT TEXT OMITTED
                                                      AND SEPARATELY FILED
                                                    WITH THE SECURITIES AND
                                                      EXCHANGE COMMISSION

                shall not be liable for delays resulting from not receiving the above referenced information at least 60 days prior to each schedules Delivery Date. This includes the June 16, 1994 delivery date scheduled in Exhibit C.

4.      Exhibit D shall be replaced in its entirety with the following:

        Notwithstanding anything in this Agreement to the contrary, the entire Purchase Price for each Kit must be paid not later than the Delivery Date of such Kit.

        A.      Purchase Price and Payment Schedule:

                i. Firm Order Kit. The Purchase Price for the manufacture and delivery of one (1) 727-200 Lightweight Kit before December 31, 1994 shall be [BLACKOUT]. For any deliveries after December 31, 1994, the above 1994 Kit Price shall be adjusted according to the formula outlined in Exhibit F.

                ii.     Option Kit. Subject to taking delivery of the Firm
                        Order Kit described in Paragraph A.i. above, Buyer shall be granted one (1) option for delivery of a Lightweight Kit upon 270 days written notice for delivery not later than May 30, 1996. The Base Purchase Price for the Option Kit shall be [BLACKOUT] for a 727-100 Lightweight Kit, and [BLACKOUT] for a 727-200 Lightweight Kit. If such option Kit is delivered after December 31, 1994, the above 1994 Kit Price shall be adjusted according to the formula outlined in Exhibit F.

                iii. Credits. Federal shall extend to Buyer a credit of [BLACKOUT] per Engine if such Engine is already installed with double chamfer-cut C-1 fan blades suitable for use in the Stage 3 conversion; a credit of [BLACKOUT] shall also be extended toward the Purchase Price of each Lightweight Kit if Buyer furnishes Boeing Acoustical Inlets suitable for use in the Stage 3 installation.

                iv. Delivery of Kits. All Kits shall be delivered F.O.B. Federal's Facility in Memphis, Tennessee.


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                                                        BLACKED-OUT TEXT OMITTED
                                                          AND SEPARATELY FILED
                                                        WITH THE SECURITIES AND
                                                          EXCHANGE COMMISSION

        B.      Payment and Deposit Schedule.

                i. Termination Fee Applicability. Federal acknowledges that Buyer has previously paid the Termination Fee of $300,000, which amount is applicable to the balance of the Purchase Price payable at delivery of the Firm Order Kit.

                ii. Additional Deposit on Firm Order Kit. Not later than May 12, 1994, Buyer shall pay to Federal an additional non-refundable deposit of [BLACKOUT] as an advance payment applicable to the Purchase Price.

                iii. Option Kit. Upon exercising the Option Kit pursuant to Paragraph 2.A.ii above, Buyer shall pay to Federal a non-refundable deposit of [BLACKOUT] as an advance payment applicable to the Purchase Price.

                iv. Payment of Balance of the Purchase Price. Upon delivery of each Kit to Buyer, Buyer shall pay Federal the balance of the Kit Purchase Price. All payments shall be made in immediately available U.S. funds to the account of Federal Express Corporation, account number 0710784 at Union Planters National Bank (ABA number 084000084).

5.      Exhibit F (Escalation Formula) shall be modified as follows:

        A.      The formula term for Pbase shall be defined as follows:

                Pbase = Base Kit Price (September 1993 dollars).

        B.      The formula term for Ppw1 shall be defined as follows:

                Ppw1 = Pratt & Whitney (PW) Commercial Parts Support Price List prices as of September 1, 1993.

        C.      The formula for CPIbase shall be modified as follows:

                CPIbase = U.S. Government Consumer Price Index for all urban areas as of September, 1993.


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6.      Except as otherwise specified in this Amendment, all terms and conditions of the Purchase Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have signed this Amendment on this 10th day of May, 1994.

                                        FEDERAL EXPRESS CORPORATION
           APPROVED                     ("Federal")
       AS TO LEGAL FORM
       /s/  KHS 5/10/94                 By:    /s/ JAMES R. PARKER
       ----------------                        ----------------------
         LEGAL DEPT.                    Name:  James R. Parker
                                               ----------------------
                                        Title: Vice President
                                               ----------------------

                                        KITTY HAWK AIR CARGO, INC.
                                        ("Buyer")

                                        By:    /s/ TILMON J. REEVES
                                               ----------------------
                                        Name:  Tilmon J. Reeves
                                               ----------------------
                                        Title: President
                                               ----------------------

                                        AIRCRAFT LEASING, INC.
                                        ("Buyer")

                                        By:    /s/ R.R. WADSWORTH JR.
                                               ----------------------
                                        Name:  R.R. Wadsworth Jr.
                                               ----------------------
                                        Title: President
                                               ----------------------


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